UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2012

The Men’s Wearhouse, Inc.

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-16097 (Commission File Number)	74-1790172 (IRS Employer Identification No.)

6380 Rogerdale Road Houston, Texas (Address of principal executive offices)	77072 (Zip Code)

281-776-7000

(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed, Diana Wilson became Executive Vice President, Interim Chief Financial Officer, Treasurer and Principal Financial Officer of The Men’s Wearhouse, Inc. (the “Company”), effective as of August 1, 2012.  Ms. Wilson, age 64, has served as the Company’s Chief Accounting Officer since March 2003. She joined the Company in March 1999 as Corporate Controller, following 27 years in public accounting.

In connection with Ms. Wilson’s appointment as Interim Chief Financial Officer, the Compensation Committee of the Company’s Board of Directors (the “Committee”) approved: (1) an increase in Ms. Wilson’s annual base salary to $348,000, with such increase to continue for three months after a new chief financial officer is appointed, (2) an increase in her potential annual incentive bonus to up to  $200,000 pursuant to the Company’s performance-based annual cash bonus program (which is further described in the Company’s proxy statement for its annual meeting of shareholders held June 13, 2012, the “2012 Proxy Statement”) and (3) a grant of 12,000 deferred stock units pursuant to the Company’s 2004 Long-Term Incentive Plan (the “2004 Plan”) which vests two years from August 1, 2012.

Additionally, as previously disclosed, Kelly Dilts became Senior Vice President - Chief Accounting Officer and Principal Accounting Officer of the Company, effective as of August 1, 2012.  Ms. Dilts, age 43, joined the Company in February 1998 as Assistant Controller and has been co-leader of the Company’s financial strategies group for the past ten years.

In connection with Ms. Dilts’ appointment as Chief Accounting Officer, the Committee approved: (1) an increase in Ms. Dilts’ annual base salary to $260,000, (2) an increase in her potential annual incentive bonus to up to $100,000 pursuant to the Company’s performance-based annual cash bonus program and (3) a grant of 8,000 deferred stock units pursuant to 2004 Plan which vests two years from August 1, 2012.  In addition, the Company entered into a Change in Control Agreement with Ms. Dilts, consistent with the form of agreement filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 20, 2009 and further described in the 2012 Proxy Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 3, 2012

THE MEN’S WEARHOUSE, INC.

		By:	/s/ Diana M. Wilson
Diana M. Wilson
Executive Vice President, Interim Chief Financial Officer and
Treasurer and Principal Financial Officer